UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2005

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On July 28, 2005, Duke Realty Corporation (the “Company”) held a conference call to discuss the Company’s financial results for the second quarter ended June 30, 2005.  Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.  The Transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

The information contained in this Item 2.02, including the related information set forth in the Transcript attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Item 8.01.   Other Events.

In January 2000, the Company adopted a share repurchase plan authorizing the Company to repurchase up to $100 million of shares of the Company’s common stock.  In October 2001, the Company increased the maximum expenditure authority under the share repurchase plan from $100 million to $250 million.  On July 27, 2005, the Company increased the maximum expenditure authority under the share repurchase plan from $250 million to $750 million.

Under the share repurchase plan, the Company may effect share repurchases from time to time in the open market or in privately negotiated transactions at management’s discretion.  The timing and amount of share repurchases, if any, will depend on business and market conditions, as well as legal and regulatory considerations.  The Company can give no assurances as to when or whether it will repurchase any shares.

Item 9.01.   Financial Statements and Exhibits.

(c)                        Exhibits

99.1	Duke Realty Corporation transcript from the confernce call held on July 28, 2005, with respect to its financial results for the quarter ended June 30, 2005.

*                 The Transcript attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and
Corporate Secretary

Dated: July 29, 2005